Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbarnes-Oxley Act of 2002, I, Cathy L. Wood, hereby certify that the quarterly report on Form 10-Q for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of SM&A.

Dated: April 29, 2003	/s/ CATHY L. WOOD Cathy L. Wood Executive Vice President, Chief Financial Officer and Secretary